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                                                                  EXHIBIT 4.1


TG

THIS CERTIFICATE IS TRANSFERABLE IN THE
CITIES OF HOUSTON AND NEW YORK


COMMON STOCK

$.001 PAR VALUE

CUSIP 882443 10 4
SEE REVERSE FOR CERTAIN DEFINITIONS

INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF

Texas Genco Holdings, Inc. (the "Company"), transferable on the books of the Company by the holder in person or by attorney on surrender of this Certificate duly endorsed. This Certificate is not valid until countersigned by a Transfer Agent and registered by a Registrar of the Company.

     Witness the seal of said Company and the signatures of its duly authorized officers. Texas Genco Holdings, Inc.

Dated

COUNTERSIGNED AND REGISTERED:
CenterPoint Energy, Inc.
(HOUSTON, TEXAS)
TRANSFER AGENT
AND REGISTRAR
BY

AUTHORIZED SIGNATURE

PRESIDENT AND CHIEF EXECUTIVE OFFICER.

EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND CORPORATE SECRETARY.

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TEXAS GENCO HOLDINGS, INC.

Under Article VI of the Articles of Incorporation of the Company, no holder of any stock of the Company has any preemptive right to acquire unissued or treasury shares of the Company. The Company's Articles of Incorporation are on file in the office of the Secretary of State of the State of Texas. The Company will furnish a copy of said Article VI of its Articles of Incorporation to the record holder of this certificate without charge upon written request to the Corporate Secretary of the Company at its principal place of business in Houston, Texas.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -
TEN ENT -
JT TEN -

as tenants in common
as tenants by the entireties
as joint tenants with right of
survivorship and not as tenants
in common

UNIF GIFT MIN ACT-
                                   Custodian
--------------------------------------------------------------------------------
(Cust)                                           (Minor)
                                        under Uniform Gifts to Minors
                                       Act........................
(State)

Additional abbreviations may also be used though not in the above list.

For value received,                  hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.
Dated,

NOTICE:

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRES- POND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTER-ATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

X
(SIGNATURE)
X

(SIGNATURE)

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

SIGNATURE(S) GUARANTEED BY: